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                                                                    EXHIBIT 10.1


                                      LEASE
                                      -----



     1. PARTIES. OLD CAMBRIDGE PROPERTY LLC, a Delaware limited liability company, ("LESSOR") which expression shall include its successors and assigns where the context so permits, do hereby lease to MILLENNIUM PHARMACEUTICALS INC., a Massachusetts corporation, ("LESSEE"), which expression shall include its successors and assigns, and the LESSEE hereby leases and shall peaceably hold and enjoy the following described premises.

     2. LEASED PREMISES. On the Commencement Date, or such earlier date as LESSEE shall take occupancy thereof, the "Leased Premises" shall consist of that portion of the ground floor in Building No. 200 (the "Building") located at One Kendall Square, Cambridge, Massachusetts, located in the mixed use retail and office complex known as "One Kendall Square" (the "Complex") which ground floor space contains seventeen thousand five hundred and thirty-two (17,532) square feet of space, more or less, and outlined on the sketch contained in Exhibit A1 (herein called the "Leased Premises").

     The Leased Premises shall have as appurtenant thereto: (a) the right to use in common with others entitled thereto, the entrances, lobbies, hallways, stairways, walkways, sidewalks, driveways, loading docks, elevators and other common facilities in the Building containing any portion of the Leased Premises and on the land constituting the Lot more particularly described in Exhibit B hereto (herein called the "Lot") necessary for access to and enjoyment of the Leased


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Premises, or portion, and (b) the pipes, conduits, wires, and appurtenant equipment serving the Leased Premises, or portion thereof, in common with other portions of the Building containing any part of the Leased Premises, subject, however, to the following rights which are expressly excepted and reserved by
LESSOR: (i) the right, from time to time, to install, maintain, use, repair, relocate, place and replace utility lines, pipes, ducts, conduits, wires, gas, electric, or any other meters and fixtures located on or passing through any portion of the Leased Premises to serve other portions of the LESSOR's property of which the Leased Premises, or a portion thereof, are a part; (ii) the right to enter into, upon and across any portion of the Leased Premises to exercise any reserved right of LESSOR hereunder or to complete LESSOR's construction of the Leased Premises, or part thereof, and the Building; and (iii) the right from time to time to make alterations or additions to the Building and to construct other buildings or improvements on the Lot and to make additions to such buildings or improvements, and to permit others to do so from time to time all as LESSOR may determine in its sole discretion, and without LESSEE's consent in any instance; the exercise of any of such foregoing rights being performed to the greatest possible extent in a manner so as not unreasonably to interfere with the LESSEE's use and occupancy of the Leased Premises and, in any event, so as not to materially interfere with the LESSEE's use and occupancy.

     There shall be appurtenant to the Leased Premises the right but not the obligation to park twenty five (25) passenger motor vehicles in the parking garage appurtenant to the Lot, commonly referred to as the OKS Garage. LESSOR reserves the right to designate the locations of the spaces to be utilized for such parking rights by written notice to LESSEE, and to change



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the location of any or all of such spaces by notice to LESSEE at any time and from time to time as LESSOR shall solely determine. LESSEE shall notify LESSOR prior to the start of the month of any increase or decrease in the number of spaces to be used. The parking spaces provided hereunder need not be contiguous.

     3.1 TERM. The term (the "Term") of this Lease shall be for a period of three (3) years following the "Commencement Date". The "Commencement Date" shall be May 1, 1997 unless LESSEE occupies earlier for use per Paragraph 3.1.1. below.

            Upon execution of this Lease, LESSEE may occupy the Leased Premises so that it may do required planning and work necessary for its occupancy and use of the Leased Premises.

     As soon as may be convenient after the Commencement Date has been determined, the LESSOR and the LESSEE agree to join with each other in the execution, in recordable form, of a written declaration in which the Commencement Date shall be stated. LESSEE may have access to Leased Premises to perform work upon execution of this Lease.

     3.1.1 PHASED OCCUPANCY. In the event a portion of the Leased Premises are substantially completed and ready for occupancy, and LESSOR shall have given notice to LESSEE thereof, then LESSEE shall have the right to commence use and occupancy of such portion of the Leased Premises subject to the terms and conditions of this Lease. During the period of such partial use and occupancy, Base Rent and additional rent payable under Paragraphs 4 and 5 hereof shall be payable on a pro rata basis in the same proportion as the square footage of the space being used and occupied bears to the total square footage of the Leased Premises, and LESSEE shall perform, comply with and abide by all of its obligations,


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undertakings and covenants as if, and to the same extent, as though the Term had commenced.

     3.2 COMPLETION OF IMPROVEMENTS. LESSEE acknowledges that the Leased Premise will be delivered to LESSEE in its current "as is" condition, that LESSEE has inspected the same and that LESSOR is not obligated to perform any improvements or construction work preparatory to delivery to LESSEE of the Leased Premises.

     4. RENT. LESSEE covenants and agrees to pay LESSOR annual base rent ("Base Rent") in the amounts set forth or provided for below, by equal payments of one-twelfth of such annual rate on the first day of each calendar month in advance, the first monthly payment to be made on the Commencement Date, and by payment in advance of a pro-rata portion of a monthly payment for any portion of a month at the beginning or end of the Term; all payments to be made to LESSOR or such agents, and at such places, as LESSOR shall from time to time in writing designate.

     The annual Base Rent during the Term is the sum of the following:

              (i) $455,832.00, plus;

             (ii) the annual fair rental value of LESSEE's parking spaces leased in the OKS Garage, all to be reasonably determined by LESSOR ("Garage Parking") and as the same may be adjusted from time to time.

     All payments due for PARKING ONLY under (ii) above shall be remitted to

                               CAMBRIDGE 1400 L.P.
                          C/O THE ATHENAEUM GROUP, INC.
                                215 FIRST STREET
                            CAMBRIDGE, MA 02142-1268




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     ALL OTHER PAYMENTS due under this Lease (including but not limited to amounts due as Base Rent under (i) above and due under Paragraphs 5 and 6 below) shall be remitted to:

                           OLD CAMBRIDGE PROPERTY LLC
                                 P.O. BOX 414086
                              BOSTON, MA 02241-4086

     5.      RENT ADJUSTMENTS.
             -----------------

     5.1 RENT ADJUSTMENT - COMMON AREA OPERATING EXPENSES FOR THE LOT. Commencing as of the Commencement Date and with respect to any calendar year or any fraction of a calendar year thereafter falling within the Term, the LESSEE shall pay to the LESSOR as additional rent, the "LESSEE's Proportionate CAO Lot Share" (defined below) of all costs and expenses incurred by the LESSOR in connection with the insurance, maintenance, repair, upkeep, and cleaning of those common areas and facilities of the Lot delineated or described in Exhibit B hereto, which LESSEE has the right to use in common with others such as but not limited to common walkways, access ways and parking facilities and the costs of heating and electricity, snow-plowing and snow and ice removal, trash removal services, janitorial and security services, landscaping and lawn care services, walkway, driveway, parking, and common entryway upkeep and paving costs, and all other costs reasonably incurred by or for LESSOR in connection with the insurance, maintenance and operation of the common areas and facilities of the Lot to keep the same in safe, secure and first-class order and condition (hereinafter called "CAO Lot").

LESSEE's Proportionate CAO Lot Share means that percentage which is equal to the ratio of the square footage of space constituting the Leased Premises to the aggregate square footage of space within the Complex which is completed and as to which a Certificate of



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Occupancy has issued. As additional buildings are completed within the Complex,
LESSEE's Proportionate CAO Lot Share shall be adjusted to that percentage which is equal to the ratio of the square footage constituting the Leased Premises to the aggregate square footage of space within the Complex which is completed and as to which a certificate of occupancy has issued. As of the date hereof, the parties have agreed that LESSEE's Proportionate CAO Lot Share shall initially be 2.87% percent.

     5.2 RENT ADJUSTMENT - COMMON AREA OPERATING EXPENSES FOR THE BUILDING. Commencing as of the Commencement Date and with respect to any calendar year falling within the Term, or fraction of a calendar year at the beginning or end of the Term, the LESSEE shall pay to the LESSOR, as additional rent, the "LESSEE's Proportionate Building Share" (defined below) of operating expenses attributable to the Building ("CAO Building"). CAO Building shall include, but is not limited to, the following: all costs and expenses incurred by the LESSOR in connection with the insurance, operation, repair, maintenance and cleaning of or for the Building and heating, plumbing, elevators, electrical air-conditioning and other systems thereof, trash removal, janitorial services, security systems and general expenses incurred by the LESSOR in connection with the insurance, operation and maintenance of the Building, to keep the same in safe, secure and first-class order and condition. The following shall be excluded from both sets of operating expenses: (1) Costs in connection with leasing (including legal, brokerage, TI expenses), (2) capital expenditures under generally accepted accounting principles, (3) damage and repair costs covered by insurance or which would have been covered by customary all-risk policies, (4) management fees above five percent, (5) LESSOR's general overhead,
(6) payments on mortgage or ground lease, (7) depreciation, (8)


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costs reimbursable under this or other leases.

     LESSEE's Proportionate Building Share shall be that percentage, which is equal to the ratio of the square footage of space constituting the Leased Premises to the aggregate square footage of space in the Building.

     The LESSEE's Proportionate Building Share with respect to the Leased Premises is 14.89% percent.

     5.3 MONTHLY PAYMENTS. Beginning on the Commencement Date, and in subsequent years during the Term of this Lease, the LESSEE shall pay to the LESSOR pro rata monthly installments of amounts due under Paragraphs 5.1 and 5.2 on account of projected CAO Lot and CAO Building for such year, calculated by the LESSOR on the basis of the best and most recent budget or data available. Appropriate adjustments of estimated amounts shall be made between LESSOR and LESSEE promptly after the close of each calendar year to account for actual CAO Lot and CAO Building for such year, except that, other than after the Lease Term, LESSOR may at its option, credit any amounts due from it to LESSEE as provided above against any sums then due from LESSEE to LESSOR under this Lease. The balance of any amounts due shall be paid within twenty (20) days after written notice thereof.

     5.4     RENT ADJUSTMENT - TAXES.
             ------------------------

     5.4.1 LESSOR TO PAY TAXES. The LESSOR shall be responsible for the payment, before the same become delinquent, of all general and special taxes of every kind and nature, including assessments for local improvements, and other governmental charges which may be lawfully charged, assessed or imposed (herein collectively called the "Taxes") upon the Building and the Lot.

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     If at any time during the Term the present system of ad valorem taxation of real property shall be changed to that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on LESSOR a capital levy or other tax on the gross rents received with respect to the Lot or the Building or a federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges to the extent so measured or based, shall be deemed to be included with the term
"Taxes" but only to the extent that the same would be payable if the Lot and the Building were the only property of LESSOR.

     5.4.2 LESSEE'S SHARE OF TAXES. The LESSEE shall pay to the LESSOR, as additional rent, the LESSEE's Proportionate Building Share of that portion of the Taxes attributable to the Building and LESSEE's Proportionate CAO Lot Share of that portion of the Taxes attributable to the land which constitutes the Lot.

     5.4.3 RENT ADJUSTMENT - PAYMENT. Beginning on the Commencement Date, and in subsequent years during the Term of this Lease, LESSEE shall pay to the LESSOR monthly installments of one-twelfth of the amounts due to LESSOR under Paragraphs 5.4.1 and 5.4.2 on account of projected Taxes for such year, calculated by the LESSOR on the basis of the best and most recent data available as set forth in a statement from LESSOR (and, when available, based upon the real estate tax bill covering any such period). Appropriate adjustments of estimated amounts shall be made between LESSOR and LESSEE promptly after LESSOR shall have received the tax bill covering any such period (or refunded, if applicable, after the Lease term).



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     5.4.4   TAX ADJUSTMENT. If the LESSOR or any other tenant (excluding
LESSEE) in the Building shall construct an addition to the Building, or construct improvements within the Building of unusual value so as to result in an increase in Taxes over the Taxes which would have been assessed to that Building but for such construction, there shall not be included in Taxes for purposes of this Lease the amount of such increase in Taxes unless such additions or improvements directly benefit the LESSEE. If the LESSEE, or the LESSOR at the direction of the LESSEE, shall construct improvements within the Leased Premises, or any part thereof, of unusual value so as to result in an increase in Taxes over the Taxes which would have been assessed to the Building, or part, but for such unusually valuable improvements, the LESSEE shall be responsible for the payment of the full amount of such increase.

     6.      UTILITIES AND OTHER SERVICES.
             -----------------------------

             (a) The LESSEE shall pay charges for all gas, heat, air-conditioning and electricity, and all other utilities separately metered or sub-metered to the Leased Premises. LESSEE shall be responsible for all utility company deposits applicable to the supply of such services to the Leased Premises. LESSEE shall also be responsible for the payment of its water and sewer use and utilities not separately metered or sub-metered to the Leased Premises all as reasonable determined by LESSOR. Upon request by the LESSOR, the LESSEE shall provide the LESSOR with evidence of any direct payment of such charges. LESSEE shall defend, indemnify and hold LESSOR harmless from and against any claim or liability arising for such charges which LESSEE is responsible for.

             (b) LESSOR agrees to furnish reasonable heat and air conditioning to the stairways, elevators and other common areas in the Building, or portions thereof, as necessary for


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comfortable occupancy and to provide lighting to passageways and stairways and all parking areas and walkways providing access from the Building to the parking area in the evening during customary business hours on regular business days, and to furnish ordinary repairs and cleaning of the common areas and facilities of the Complex and removal of snow and ice reasonably promptly after snowfall and ice accumulation have ended to all walkways, access ways and approaches to the Building and the parking facility as is customary in or about similar buildings in Cambridge. LESSOR shall not be liable to LESSEE for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of LESSOR or its agents entering the Leased Premises, or for LESSEE's repairing the Leased Premises if such repair is not performed by LESSOR, or for making repairs or renovations to any portion of the Building, however the necessity may occur. In case LESSOR is prevented or delayed from making any such repairs or alterations, or supplying the utilities or services provided for herein, or performing any other covenant or duty to be performed on LESSOR's part, by reason of any cause beyond LESSOR's control, LESSOR shall not be liable to LESSEE therefor, nor shall LESSEE be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in LESSEE's favor that such failure constitutes actual or constructive, total or partial, eviction from the Leased Premises, or any portion thereof except that in the event utilities are not provided to the Leased Premises for at least ninety (90) consecutive days then LESSEE shall be entitled to rent abatement going forward on the unusable portion of the Leased Premises or shall have the right to terminate this Lease. LESSOR reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed.




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             (c) to the extent there are separate meters for any utilities including heat, electricity, water and sewer, and air-conditioning, the LESSEE shall pay its utility charges directly to the suppliers of such utility services at least before the same become delinquent. If there are not separate meters, then LESSEE shall pay its pro rata share of the utility cost, as billed by LESSOR. The LESSEE and LESSOR shall have the right to audit said charges and payments upon reasonable notice.

     7. USE OF LEASED PREMISES. The LESSEE may use the Leased Premises only for the purpose of general office use, laboratories, research and development and accessory uses generally common to pharmaceutical research and development.

     8. COMPLIANCE WITH LAWS. The LESSEE acknowledges that no trade or occupation shall be conducted in the Leased Premises or use made thereof which shall be unlawful, improper, noisy or offensive, or be contrary to any law or ordinance in force in the City of Cambridge. LESSEE shall keep the Leased Premises equipped with all safety appliances and shall procure and keep in force all licenses and permits required by law or ordinance of any public authority because of the uses made of the Leased Premises by LESSEE and shall maintain in good condition on the Leased Premises all safety and fire protection devices (except LESSOR being responsible to maintain in good condition the Building's sprinkler system), required by the Board of Fire Underwriters, or other body having similar functions, and of every insurance company and policy by which LESSOR or LESSEE is insured. If any use of the Leased Premises results in the cancellation of any insurances carried by LESSOR, or increases the cost thereof, the LESSEE shall on demand reimburse the LESSOR all extra insurance premiums incurred as a result of such use of the Leased Premises by the LESSEE. To the best of LESSOR's knowledge,



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the Leased Premises and LESSEE's contemplated use conform with all applicable local, state and federal laws.

     9. RISK OF LOSS OF PERSONAL EFFECTS. LESSEE acknowledges and agrees that all of the furnishings, equipment, effects and property of LESSEE and of all persons claiming by, through or under LESSEE which may be on the Leased Premises or elsewhere in any building in the Complex, shall be at the sole risk and hazard of LESSEE and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by LESSOR, except that LESSOR shall in no event be indemnified or held harmless or exonerated from any liability to LESSEE or to any other person, arising from any injury, loss, damage or liability caused by LESSOR's negligence or wilful misconduct.

     9A.     INSURANCE - WAIVER OF SUBROGATION. LESSOR agrees to keep the
Building and LESSEE agrees to keep the Leased Premises, and all equipment, machinery and fixtures therein insured in amounts equal to the actual cash value of the same, against fire and other perils included in a standard extended coverage endorsement, and against breakdown of boilers and other machinery and equipment, and LESSEE agrees to procure and keep in force comprehensive general liability insurance indemnifying LESSEE against all claims and damages for any injury to or death of person or damage to property which may be claimed to have occurred upon or to have been caused by activities or conditions within the Leased Premises and indemnifying LESSOR to the extent any such claims and demands are the responsibility or obligation of LESSEE pursuant to this Lease or as a matter of law, in amounts not less than One


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Million ($1,000,000) Dollars for property damage, Five Hundred Thousand
($500,000) Dollars for injury or death of one person, and One Million ($1,000,000) Dollars in a single accident.

     All insurance required hereunder shall be written by insurance carriers qualified to do business and in good standing in Massachusetts and approved by LESSOR, which approval shall not be unreasonably withheld. All policies of insurance shall name LESSOR and LESSEE as the insured parties. Each required policy of insurance shall provide that, notwithstanding any act or omission of LESSEE which might otherwise result in forfeiture of said insurance: (A) it shall not be canceled nor its coverage reduced without at least ten (10) days prior written notice to each insured named therein, and (B) any proceeds (other than for LESSEE's personal property insurance) shall be first payable to LESSOR or to holder of any mortgage encumbering the Leased Premises, as their respective interests may appear.

     As of the commencement of the Term hereof, and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policies, the original policies to be obtained by LESSEE hereto issued by the respective insurers or certificates thereof including photocopies of the original policies, shall be delivered to LESSOR.

     Any insurance carried by either party with respect to the Leased Premises or property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury of loss due to hazards covered by such insurance to the extent of the indemnification received thereunder.

     10.     MAINTENANCE OF LEASED PREMISES. The LESSEE agrees to maintain


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the Leased Premises in the same condition as they are at the commencement of the
Term or as they may be put in during the Term of this Lease, reasonable wear and tear, damage by fire, other casualty and eminent domain, and matters for which the LESSOR is responsible hereunder only excepted, to provide its own interior janitorial service, to install and maintain its own security system as it considers appropriate and, whenever necessary, to replace plate glass and other glass therein with that of the same quality as that damaged or injured. Except that LESSEE shall maintain at its sole cost any HVAC system servicing any laboratory space in the Leased Premises, LESSOR shall maintain and LESSEE shall pay its proportionate share of the maintenance of the HVAC System servicing the Leased Premises, but LESSEE shall be responsible for all repairs and replacements to said system if the same is caused by any act or negligent omission of LESSEE or its agents (it being agreed that LESSOR will maintain and LESSEE shall pay its proportionate share of the costs of the two (2) 30-ton Freidrich base building units, both model #803360-FVSXBWDTA). The LESSEE shall not permit the Leased Premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on or about the Leased Premises, which consent shall not be unreasonably withheld or delayed. LESSEE further covenants and agrees: to take all reasonably necessary actions to insure that smoke, fumes, vapors and odors will not permeate any building containing the Leased Premises and will be removed only through the exhaust and ventilating system servicing the Leased Premises; to keep the Leased Premises free of pests, roaches and vermin; to keep all trash garbage and debris stored on the Leased Premises (and not in any other portions of the Lot or the Building) in adequate covered containers, reasonably approved by LESSOR and placed in locations or areas as reasonably



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approved by LESSOR in writing and to arrange for the regular removal thereof once each day; to provide for the frequent and adequate cleaning of the Leased Premises and all walls, floors, fixtures and equipment therein consistent with its use. LESSOR shall maintain in good condition the structural elements and the roof of the Building, the mechanical equipment and systems in the Building (other than such equipment and systems which are located within or exclusively serve the Leased Premises, and other than LESSEE's maintenance obligations otherwise provided herein), and the common areas of the Building and the Complex. LESSEE shall pay its proportionate share for these expenses and services as set out in Paragraph 5 above.

     11. ALTERATIONS - ADDITIONS. The LESSEE shall not make structural alterations or additions to the Leased Premises, but may make non-structural alterations and improvements, provided the LESSOR consents thereto in advance in writing in each instance, (provided that no consent will be needed for any alterations less than $15,000) which consent shall not be unreasonably withheld or delayed provided that LESSOR is furnished with detailed plans and specifications reasonably approved by LESSOR. All such allowed alterations or additions shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the Leased Premises for labor and materials furnished to LESSEE or claimed to have been furnished to LESSEE in connection with the work of any character performed or claimed to have been performed at the direction of LESSEE, and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations, additions or improvements made by the LESSEE, except for moveable partitions and furnishings, installed at the LESSEE's cost, shall become the property of the LESSOR at the termination of the Lease as provided herein.


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     With respect to all such LESSEE work, LESSEE further agrees as follows:
that such work shall commence only after all required municipal and other governmental permits and authorizations have been obtained (the LESSOR agreeing to join in any application therefor at the LESSEE's expense, whenever necessary) and all such work shall be done in a good and workmanlike manner in compliance with building and zoning laws and with all other laws, ordinances, regulations and requirements of all federal, state and municipal agencies, and in accordance with the requirements and policies issued by any insurer of LESSOR or LESSEE; that all such work shall be prosecuted with reasonable dispatch to completion; that at all times when any such work is in progress, LESSEE shall maintain or cause to be maintained adequate workers' compensation insurance for those employed in connection therewith with respect to whom death or injury claims could be asserted against LESSOR, the LESSEE or the Leased Premises and comprehensive general liability or builder's risk insurance (for mutual benefit of LESSEE and LESSOR) in coverages reasonably approved by LESSOR; and that such work of LESSEE shall be coordinated with any work being performed by LESSOR and other tenants of the building in which the work is taking place in such manner as to maintain harmonious labor relations and not to interfere with the operation of the Building or the Complex or the construction work of others.

     12. ASSIGNMENT - SUBLETTING. The LESSEE shall not assign or sublet the whole or any part of the Leased Premises (except to a corporate successor in the event of a corporate merger, acquisition or sale of substantially all of LESSEE's assets) without the LESSOR's prior written consent, which consent shall not be unreasonably withheld or delayed. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all


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rent and for the full performance of the covenants and conditions of this Lease
(which following assignment shall be joint and several with assignee).

     12A.    QUIET ENJOYMENT, COVENANT OF TITLE. The LESSEE, on paying the rent and other charges hereunder, as and when the same shall become due and payable and observing and performing the covenants, conditions and agreements contained in this Lease on the part of the LESSEE to be observed and performed, all as herein provided, shall and may lawfully, peaceably and quietly have, hold and enjoy the Leased Premises during the Term, subject to all of the terms and provisions hereof, without hindrance, ejection or disturbance by the LESSOR or by any person or persons claiming by, through or under the LESSOR or by anyone claiming paramount title.

     13.     SUBORDINATION.
             --------------

     13.A    (a) SUBORDINATION AND ATTORNMENT. This Lease is subject and subordinate to all mortgages and superior leases, provided that such a mortgagee or LESSEE agrees to recognize the LESSEE's rights hereunder, and, at the request of any mortgagee or LESSOR, LESSEE shall attorn to such mortgagee or LESSOR, its successors in interest or any purchaser in a foreclosure sale. LESSOR represents that the only holder of a mortgage on the Leased Premises is Nomura Asset Capital Corporation and that there is no ground LESSOR and LESSOR shall provide LESSEE with a Subordination, Non-Disturbance and Attornment Agreement from its mortgagee within fifteen (15) days of execution of this Lease, in form and substance reasonably satisfactory to LESSEE or else LESSEE shall have the right to terminate this Lease.

             (b) If a LESSOR or mortgagee or any person or entity shall succeed to the rights of LESSOR under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of the successor LESSOR and upon such successor LESSOR's written agreement to accept LESSEE's attornment and to recognize LESSEE's interest under this Lease, LESSEE shall be deemed to have attorned to and recognized such successor LESSOR as the LESSOR under this Lease. The provisions of this Article are self-operative requiring no further instruments to give effect thereto; provided, however, LESSOR shall promptly execute and deliver any instrument that such successor LESSOR may reasonably request (i) evidencing such attornment, (ii) setting forth the terms and conditions of LESSEE's tenancy, and (iii) containing such other terms and conditions as may be required by such mortgagee or LESSOR, provided such terms and conditions do not materially increase LESSEE's obligations or materially and adversely affect the rights of LESSEE under this Lease. Upon such attornment this Lease shall continue in full force and effect as a direct lease between such successor LESSOR and LESSEE upon all of the terms, conditions and covenants set forth in this Lease except that such successor LESSOR shall not:

                  (i) be liable for any act or omission of LESSOR (except to the extent such act or omission continues beyond the date when such successor LESSOR takes possession of the Premises or succeeds to LESSOR's interest and LESSEE gives notice to successor LESSOR of such act or omission);

                  (ii) be subject to any defense, counterclaim, set-off or offset which LESSEE may have against LESSOR;

                  (iii) be bound by any prepayment of more than one month's Rent to any prior LESSOR;

                  (iv) be bound by any obligation to make any payment to LESSEE which was required to be made prior to the time such successor LESSOR succeeded to LESSOR's interest;

                  (v) be bound by any obligation to perform any work or to make improvements to the Premises except this Lease, and (y) repairs to the Premises as a result of damage by fire or other casualty or a partial condemnation pursuant to the provisions of this Lease, but only to the extent that such repairs can reasonably be made from the net proceeds of any insurance or awards, respectively, actually made available to such successor LESSOR; or

                  (vi) be bound by any modification, amendment or renewal of this Lease made without successor LESSOR's consent.

     13.2 MORTGAGE AND/OR SUPERIOR LEASE DEFAULTS. Any mortgagee may elect that this Lease shall have priority over the mortgage that it holds and, upon notification to LESSEE by such mortgagee, this Lease shall be deemed to have priority over such mortgage, regardless of the date of this Lease.

     13.3 LESSEE'S TERMINATION RIGHT. As long as any superior lease or mortgage shall exist, LESSEE shall not seek to terminate this Lease by reason of any act or omission of LESSOR (i) until LESSEE shall have given written notice of such act or omission to all LESSORS and/or mortgagees whose address has been provided to LESSEE, and (ii) until a reasonable period of time shall have elapsed following the giving of such notice and the expiration of the LESSOR's time within which to remedy such act or omission, during which period such LESSORS and/or mortgagees shall have the right, but not the obligation, to remedy such act or omission and thereafter diligently proceed to so remedy such act or omission.

     13.4 PROVISIONS. The provisions of this Article shall (i) inure to the benefit of LESSOR, any future owner of the Building or the Real Property, LESSOR or mortgagee and any sublessor thereof and (ii) apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any such superior lease or mortgage.

     14. LESSOR'S ACCESS. The LESSOR or agents of the LESSOR may, at reasonable times and upon reasonable prior notice to the LESSEE, enter to view the Leased Premises, or any part thereof and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations which LESSOR may deem necessary or desirable and, at LESSEE's expense, to remove any alterations, additions, signs, or other improvements made by LESSEE, and not consented to by LESSOR; to show the Leased Premises to others with reasonable prior notice, in a manner so as not to unreasonably interfere with the normal conduct of the LESSEE's business, at any time within the six (6) month period prior to the expiration of the Term.

     15. INDEMNIFICATION AND LIABILITY. The LESSEE shall defend, save harmless and indemnify LESSOR from any claims of liability for injury, loss, accident or damage to any person or property while on the Leased Premises, if not due to the negligence or wilful misconduct of LESSOR, or LESSOR's employees or agents, and to any person or property anywhere occasioned by any omission, fault, negligence or other misconduct of LESSEE and persons for whose conduct LESSEE is legally responsible.

     16. HOLDING OVER. LESSEE agrees to pay to LESSOR one and one-half (1-1/2) times the total of the Base Rent set forth in Paragraph 4 in effect for the period immediately prior to LESSEE's holding over and one and one-half times the additional rent provided for under this Lease then applicable for each month or portion thereof LESSEE shall retain possession of the Leased Premises or any part thereof after the termination of this Lease, whether by lapse of time or otherwise, and also to pay all damages sustained by LESSOR on account thereof; the provisions of this Paragraph shall not operate as a waiver by LESSOR of any right of re-entry provided in this Lease.

     16A.    FURTHER LESSEE COVENANTS. LESSEE further covenants and agrees during the Term and such further time as LESSEE holds any part of the Leased
Premises:

             (a) to pay when due all rent and other sums herein specified, without offset, deduction or counterclaim except as otherwise specifically provided in this Lease;

             (b) not to obstruct in any manner any portion of any building not hereby leased or the sidewalks or approaches to such building or any inside windows or doors;

             (c) that neither the original LESSOR nor any successor LESSOR who or which is a trustee or a partnership, nor any beneficiary or member of the original LESSOR or any successor LESSOR nor any partner, general or limited, of such partnership shall be personally liable under any term, condition, covenant, obligation or agreement expressed herein or implied hereunder or for any claim or damage or cause at law or in equity arising out of the occupancy of the Leased Premises or the use or maintenance of the Building and LESSEE specifically agrees to look solely to the LESSOR's interest in the Complex for the recovery of any judgment against LESSOR; and

             (d) if any payment of rent or other sums due hereunder is not paid within five days of when due, LESSEE shall pay to LESSOR a late charge equal to five (5%) percent of the unpaid amount per month, or part thereof, that such amount remains unpaid.

     17.     FIRE, CASUALTY.
             ---------------

     17.     DEFINITION OF "SUBSTANTIAL DAMAGE" AND "PARTIAL DAMAGE."
             --------------------------------------------------------

The term "substantial damage", as used herein, shall refer to damage which is of such a character that the same cannot, in ordinary course, be expected to be repaired within ninety (90) calendar days from the time that such repair work would commence. Any damage which is not "substantial damage" is "partial damage." In the event of substantial damage to the Building, the LESSOR shall notify the LESSEE as soon as is practicable and in no event later than thirty
(30) days after such damage of LESSOR's estimated time for repair of such damage.

     17.2 PARTIAL DAMAGE TO THE BUILDING. If during the Lease Term there shall be partial damage to the Building by fire or other casualty and if such damage shall materially interfere with the LESSEE's use of the Leased Premises as contemplated by this Lease, the LESSOR shall, to the extent insurance proceeds are available to LESSOR, promptly proceed to restore the Building to substantially the condition in which it was immediately prior to the occurrence of such damage. Notwithstanding the foregoing, if there shall be partial damage to the Building, and if such damage shall materially interfere with LESSEE's use of the Leased Premises as contemplated by this Lease occurring during the last twelve (12) months of the Lease Term of such a character that the same cannot, in ordinary course, be expected to be repaired within thirty (30) days from the time such repair work would begin, the LESSOR may, within ten (10) days of the date of such damage, elect to terminate this Lease. If such election is not made, the LESSOR shall promptly proceed with such restoration.

     17.3 SUBSTANTIAL DAMAGE TO THE BUILDING. If during the Lease Term there shall be substantial damage to the Building by fire or other casualty and if such damage shall materially interfere with the LESSEE's use of the Leased Premises as contemplated by this Lease, the LESSOR shall, to the extent insurance proceeds are available to LESSOR, promptly restore the Building to an architectural unit that is not less suitable than that which existed prior to such fire or casualty, unless the LESSOR or the LESSEE, within forty-five (45) days after the occurrence of such damage, shall give notice to the other of its election to terminate this Lease. If at any time during such forty-five (45) day period the LESSOR notifies the LESSEE of its intention to restore the Building, the LESSEE must then give notice to the LESSOR, within ten (10) days of its receipt of the LESSOR's notice of intention to restore the Building, as to whether the LESSEE will elect to terminate the Lease. Should the LESSEE fail to elect to terminate the Lease within such ten (10) day period, the LESSEE's right to terminate under this Paragraph 17.3 shall expire. If the LESSOR proceeds with the restoration of the Building and if such damage shall not have been repaired to the extent necessary for the LESSEE to resume its normal business operations at the Leased Premises by the end of the 180th day following the date of such fire or casualty, or if the LESSOR shall fail diligently to cause such repair and restoration work to be performed, then the LESSEE may, at any time thereafter while the damage remains unrepaired, terminate this Lease upon notice to the LESSOR. If the LESSOR or the LESSEE shall give such notice of termination, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

     17.4 ABATEMENT OF RENT. If during the Lease Term the Building shall be damaged by fire or casualty and if such damage shall materially interfere with the LESSEE's use of the Leased Premises as contemplated by this Lease, a just proportionate amount of the rent and other charges payable by the LESSEE hereunder shall abate proportionately for the period in which, by reason of such damage, there is such interference with the LESSEE's use of the Leased Premises.

     17A.    EMINENT DOMAIN. If the Building is totally taken by condemnation or right of eminent domain, this Lease shall terminate as of the date of such taking. If the Building, or such portion thereof as to render the balance (if reconstructed to the maximum extent practicable in the circumstances) physically unsuitable in the LESSEE's reasonable judgment for the LESSEE's purposes, shall be taken by condemnation or right of eminent domain (including a temporary taking in excess of 180 days), the LESSEE or the LESSOR shall have the right to terminate this Lease by notice to the other of its desire to do so, provided that such notice is given not later than ten (10) days after the LESSEE has been deprived of possession.

     Should any part of the Building be so taken or condemned or receive such damage and should this Lease not be terminated in accordance with the foregoing provisions, the LESSOR shall, to the extent condemnation proceeds are available to LESSOR, promptly restore the Leased Premises to an architectural unit that is suitable to the uses of the LESSEE permitted hereunder.

     In the event of a taking described in this Paragraph 17A, the rent and other charges payable hereunder, or a fair and just proportion thereof according to the nature and extent of the loss of use shall be suspended or abated.

     The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the Leased Premises for any taking by eminent domain, except for damage to the LESSEE's trade fixtures, personal property or equipment, if any, the LESSEE's right to relocation expenses, if any, and the LESSEE's right for business interruption, if any.

     18.     DEFAULT AND BANKRUPTCY. In the event that:

             (a) The LESSEE, or any guarantor of LESSEE's obligations hereunder, shall default in the payment of any installment of rent or other sum herein specified for more than five days after such payment is due provided that LESSOR shall be required to notify LESSEE in writing of any default in the payment of amounts due but this requirement of providing written notice shall be for one
(1) written notice in any twelve- (12) month period; or

             (b) The LESSEE shall default in the observance or performance of the LESSEE's covenants, agreements, or obligations hereunder (except as provided in Paragraph 18(a) above) and the LESSEE shall not cure such default within thirty (30) days after written notice thereof or if such default cannot be cured within thirty (30) days, then if LESSEE shall not commence to cure the same within thirty (30) days and diligently pursue the curing of the same; or

             (c) LESSEE makes any assignment for the benefit of creditors, commits any act of bankruptcy or files a petition under any bankruptcy or insolvency law; or if such a petition is filed against LESSEE and is not dismissed within ninety (90) days; or if a receiver or similar officer becomes entitled to LESSEE's leasehold hereunder and it is not returned to LESSEE within ninety (90) days, or if such leasehold is taken on execution or other process of law in any action against LESSEE;

     then in any such case the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the Leased Premises, to declare the Term of this Lease ended, and remove the LESSEE's effects at LESSEE's sole cost and expense, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss and reasonable payment of rent and other payments which LESSOR may incur by reason of such termination during the residue of the Term. In the event of default, LESSOR shall use its reasonable efforts to re-let the Leased Premises so as to mitigate any damages to the LESSEE hereunder. If LESSOR re-lets the Leased Premises, LESSEE may offset its payable rent by the amount of rent received by LESSOR.

     If the LESSEE shall default, after written notice thereof as provided herein, in the observance or performance of any conditions or covenants on its part to be observed or performed under or by virtue of any of the provisions of this Lease and after the expiration of any period within which the LESSEE is entitled to cure such default as is provided above in this Paragraph 18, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including, but not limited to, reasonable attorney's fees (except for unsuccessful suits against the LESSEE) in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of twelve (12%) percent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

     Nothing contained in this Lease shall limit or prejudice the right of LESSOR to claim and obtain in proceedings for bankruptcy, insolvency or like proceedings by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which the damages are to be claimed or proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

     18A.    DEFAULT OF LANDLORD AND MORTGAGEE RIGHTS. LESSOR shall in no event be in default in the performance of any of LESSOR's obligations hereunder unless and until LESSOR shall have failed to perform such obligations within thirty
(30) days, or such additional time as is reasonably required to correct any such default, after receipt of written notice by LESSEE to LESSOR properly specifying wherein LESSOR has failed to perform any such obligation. LESSEE agrees to give any mortgagee, by registered mail, a copy of any notice of default served upon the LESSOR, provided that prior to such notice the LESSEE has been notified in writing of the identity and address (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such mortgagee. The LESSEE further agrees that if the LESSOR shall have failed to cure such default within the time provided for in this Lease, then the mortgagee shall have an additional sixty
(60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within sixty
(60) days the mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

     18B.    BANKRUPTCY OR INSOLVENCY.
             -------------------------

             (a) LESSEE'S INTEREST NOT TRANSFERABLE. Neither LESSEE's interest in this Lease nor any estate hereby created in LESSEE nor any interest herein or therein shall pass to any trustee, except as may specifically be provided pursuant to the Bankruptcy Code (11 USC Sec.

101 et seq.) or to any receiver or assignee for the benefit of creditors or otherwise by operation of law.

             (b) TERMINATION OF LEASE. Notwithstanding anything to the contrary contained in this Lease, in the event the interest or estate created in LESSEE hereby shall be taken in execution or by other process of law or if LESSEE or LESSEE's executors, administrators or assigns, if any, shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state law or an order for the relief of such entity shall be entered pursuant to the Bankruptcy Code, or if a receiver or trustee of the property of LESSEE shall be appointed by reason of the insolvency or inability of LESSEE to pay its debits or if any assignment shall be made of the property of LESSEE or LESSEE's guarantor, if any, for the benefit of creditors, then and in any such events this Lease and all rights of LESSEE hereunder shall automatically cease and terminate with the same force and effect as though the date of such event were the date originally established herein and fixed for the expiration of the Term and LESSEE shall vacate and surrender the Leased Premises but shall remain liable as herein provided.

             (c) LESSEE'S OBLIGATION TO AVOID CREDITORS' PROCEEDINGS. LESSEE shall not cause or give cause for the appointment of a trustee or receiver of the assets of LESSEE and shall not make any assignment for the benefit of creditors or become or be adjudicated insolvent. The allowance of any petition under any insolvency law, except under the Bankruptcy Code or the appointment of a trustee or receiver of LESSEE or LESSEE's guarantor, if any, or of the assets of either of them, shall be conclusive evidence that LESSEE caused or gave cause therefor, unless such allowance of the petition or the appointment of a trustee or receiver is vacated within ninety (90) days after such allowance or appointment. Any act described in this Paragraph shall be deemed a material breach of LESSEE's obligations hereunder and this Lease shall thereupon automatically terminate. LESSEE does, in addition, reserve any or all other remedies provided in this Lease or in law.

             (d) RIGHTS AND OBLIGATIONS UNDER THE BANKRUPTCY CODE. Upon the filing of a petition by or against LESSEE under the Bankruptcy Code, LESSEE, as debtor and as debtor-in- possession, and any trustee who may be appointed agree as follows: (i) to perform each and every obligation of LESSEE under this Lease including, but not limited to, the manner of operation of this Lease including, but not limited to the manner of operation of this Lease, until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; (ii) to pay monthly, in advance on the first day of each month, as reasonable compensation for use and occupancy of the Leased Premises, an amount equal to all fixed annual Base Rent, additional rent and other charges otherwise due pursuant to this Lease; (iii) to reject or assume this Lease within sixty (60) days of the appointment of such trustee under Chapter 7 of the Bankruptcy Code or within one hundred twenty (120) days (or such shorter Term as LESSOR, in its sole discretion, may deem reasonable, so long as notice of such period is given) of the filing of a petition under any other chapter; (iv) to give LESSOR at least forty-five (45) days prior written notice of any proceeding relating to any assumption of this Lease; (v) to give at least thirty (30) days' prior written notice of any abandonment of the Leased Premises, with any such abandonment to be deemed a rejection of this Lease and an abandonment of any property not previously removed from the Leased Premises; (vi) to do all other things of benefit to LESSOR otherwise required under the Bankruptcy Code; (vii) to be deemed to have rejected this Lease in the event of the failure to comply with any of the above; and (viii) to have consent to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same.

     No default of this Lease by LESSEE, either prior to or subsequent to the filing of such a petition, shall be deemed to have been waived unless expressly done so in writing by LESSOR.

     Included within and in addition to any other conditions or obligations imposed upon LESSEE or its successor in the event of assumption and/or assignment are the following: (i) the cure of any monetary defaults and the reimbursement of pecuniary loss immediately upon entry of a court order providing for assumption and/or assignment; (ii) the deposit of an additional sum equal to three (3) months' rent to be held as a security deposit; (iii) the use of the Leased Premises as set forth in the Paragraph 7 of this Lease; (iv) the payment of any sums which may then be due or which may thereafter become due under the provisions of this Lease; (v) the debtor, debtor-in-possession, trustee or assignee of such entity demonstrates in writing that it has sufficient background, including, but not limited to, substantial commercial experience in buildings of comparable size and financial ability to operate a commercial establishment out of the Leased Premises in the manner contemplated in this Lease, and meets all other reasonable criteria of LESSOR as did LESSEE upon execution of this Lease; (vi) the prior written consent of any mortgagee to which this Lease has been assigned as collateral security; and (vii) the Leased Premises at all times remains a single store (if retail) and no physical changes of any kind may be made to the Leased Premises unless in compliance with the applicable provisions of this Lease.

     Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to LESSOR an instrument confirming such assumption in accordance with the terms of Paragraph 21 hereof.

     19. RULES AND REGULATIONS. The LESSOR shall have the right to institute and to change from time to time, reasonable rules and regulations for the use of the Building and the Lot by commercial retail lessees, which shall be reasonable in all instances and shall be uniformly applicable to all commercial lessees in the Building and the LESSEE agrees to abide thereby.

     19A.    PARAGRAPH HEADINGS. The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

     20. BROKER. The LESSOR and LESSEE each represent and warrant to the other that each has had no dealings with any Brokers concerning this Lease, except Robert A. Jones & Company, Meredith and Grew Incorporated, and Lynch, Murphy, Walsh and Partners, and each party agrees to indemnify and hold the other harmless for any damages occasioned to the other by reason of a breach of this representation and warranty. LESSOR shall be responsible for payment of a commission to such brokers (as determined by LESSEE).

     21. ESTOPPEL CERTIFICATE. LESSOR and LESSEE each agree at any time from time to time, upon not less than ten (10) days' prior notice to execute, acknowledge and deliver to the other, a statement in writing, certifying to the extent possible that this Lease is unmodified and in full force and effect, or if there have been modifications, that the same is in full force and effect as modified and stating such modifications, and otherwise certifying if there exists any default under the terms of this Lease and such other information as may be reasonably requested concerning this Lease by the other party or any other third party with a bona fide interest. Should either party fail to deliver to the other party any such statement within ten (10) days of receipt of a written notice requesting any such statement, the party failing to deliver any such statement shall pay to the requesting party, the sum of Five Hundred ($500.00) Dollars per day (as liquidated damages and not as a penalty), for each day after such tenth (10th) day during which such failure continues.

     22. NOTICE. Any notice from the LESSOR to the LESSEE relating to the Leased Premises or to the occupancy thereof shall be deemed duly served, if in writing and mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE,

                         MILLENNIUM PHARMACEUTICALS INC.
                               640 MEMORIAL DRIVE
                               CAMBRIDGE, MA 02139

     Any notice from the LESSEE to the LESSOR relating to the Leased Premises or to the occupancy thereof, shall be deemed duly served, if in writing and mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing, the following now being designated:

                           OLD CAMBRIDGE PROPERTY LLC
                             C/O THE ATHENAEUM GROUP
                                215 FIRST STREET
                            CAMBRIDGE, MA 02142-1268

     23. SURRENDER. The LESSEE shall at the expiration or other termination of this

Lease yield up and peaceably surrender all portions of the Leased Premises to LESSOR and shall remove all LESSEE's goods and effects therefrom (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the Leased Premises). LESSEE shall deliver to the LESSOR the Leased Premises and all keys, locks thereto, and all fixtures, alterations and additions and additions made to or upon the Leased Premises, in the same condition as they were at the commencement of the Term, or as they were put in during the Term hereof, reasonable wear and tear and damage by fire, other casualty or eminent domain and matters for which the LESSOR is responsible hereunder only excepted. In the event of the LESSEE's failure to remove any of the LESSEE's property from the Leased Premises, LESSOR is hereby authorized, upon fifteen (15) days' written notice to the LESSEE without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove store and/or sell any of the property at LESSEE's sole cost and expense.

     24. OPTION TO EXTEND. If the LESSEE is not then in default, LESSOR does hereby grant to LESSEE the option to extend this Lease for one (1) additional two (2) year term ("First Extended Term"), commencing on the expiration of the Initial Term upon the same terms and conditions as herein contained except the annual Base Rent set forth in Paragraph 4 hereof shall be at the rate set forth below. The option shall be exercised by written notice from LESSEE and received by LESSOR at least six (6) months prior to the expiration of the Initial Term. The annual Base Rent for the First Extended Term shall be adjusted at the commencement of the FIRST Extended Term and shall be $420,768.00. If the LESSEE is not then in default, LESSOR does hereby grant to LESSEE the option to extend this Lease for an additional five- (5) year term ("Second Extended Term") commencing on the expiration of the First Extended Term upon the same terms and conditions as herein contained except the annual Base Rent set forth in Paragraph 4 hereof shall be at the rate set forth below. The option shall be exercised by written notice from LESSEE and received by LESSOR at least six (6) months prior but not more than eight (8) months' prior to the expiration of the First Extended Term. The annual rent for the Second Extended Term shall be ninety-five (95%) percent times the then-determined fair market rental value of the Leased Premises based on the Leased Premises, for a lease having a five-year term, commencing as of the end of the then-current Term, on the terms and conditions of this Lease but in no event shall the Base Rent be less than the Base Rent during the First Extended Term. LESSOR shall give LESSEE written notice of the fair market rental value, as reasonably determined by LESSOR, within ten business days after receiving LESSEE's notice exercising its option to extend the Term. If the LESSEE is dissatisfied with the fair market rental value as determined by LESSOR, and the LESSOR and LESSEE are unable to mutually agree upon a fair market rental value, then LESSEE and LESSOR shall, each, within thirty (30) days after LESSOR's notice of fair market rental value, designate a real estate appraiser registered in Massachusetts to determine the fair market rental value of the Leased Premises. If such two appraisers do not agree upon such value within sixty (60) days after such notice from LESSEE, such two appraisers shall designate a third real estate appraiser registered in Massachusetts before the end of such sixty- (60) day period. Such third appraiser shall determine the fair market rental value of the Leased Premises by selecting the valuation of one of the first two appraisers that more accurately reflects the fair market rental value of the Leased Premises. The third appraiser shall make such determination within seventy-five (75) days after the date of LESSEE's notice exercising its option to extend. LESSOR and LESSEE shall each pay the fees of its own appraiser and half of the fees of the third appraiser.

     25. SECURITY DEPOSIT. Upon execution of the Lease, LESSEE shall deposit Thirty-seven thousand nine hundred and eighty-six ($37,986.00) dollars with the LESSOR as security for LESSEE's payment of rent and performance of its other obligations under this Lease and any renewals or extensions of this Lease. If LESSEE defaults in its payment of rent or performance of its other obligations under this Lease, LESSOR may use all or part of the security deposit for the payment of rent or any other amount in default, or for the payment of any other amount that LESSOR may spend or become obligated to spend by reason of LESSEE's default, or for the payment to LESSOR or any other loss or damage that LESSOR may suffer by reason of LESSEE's default. If LESSOR so uses any portion of the security deposit, LESSEE will restore the security deposit to its original amount within five (5) days after written demand from LESSOR. The security deposit will not be a limitation on LESSOR's damages or other rights under this Lease, or a payment of liquidated damages, or an advance of the rent. LESSOR will return the unused portion of the security deposit to LESSEE within thirty
(30) days after the end of the term or such earlier time as provided for hereunder; however, if LESSOR has evidence that the security deposit has been assigned to an assignee of the Lease, LESSOR will return the security deposit to the assignee. LESSOR shall deliver the security deposit to a purchaser of the premises and be discharged from further liability with respect to it.

     26. HAZARDOUS WASTE INDEMNITY. LESSEE hereby agrees to indemnify and hold LESSOR harmless from any against any and all demands, claims, actions, losses, damages and liabilities (the "Claims"), which may be imposed on, asserted against or incurred by LESSOR arising from or out of LESSEE's use and occupancy of the demised premises, including, without limitation, any and all liabilities pertaining to any present or future use (within the term of this Lease) in violation of any Federal, state, local or other laws, relating to pollution or protection of the environment, including, without limitation, laws relating to emissions, discharges releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

     If any actions or proceeding is brought against LESSOR by reason of any claim, LESSEE, upon notice from LESSOR, shall defend such action or proceeding by counsel reasonably satisfactory to LESSOR, and LESSEE shall pay all reasonable expenses incurred in connection with defending against such action or proceeding. LESSOR represents to LESSEE that to the best of its knowledge there are no material violations of current environmental laws at the Building or Leased Premises.

     27.     MISCELLANEOUS.
             --------------

             (a) LESSEE shall submit annual financial statements to the LESSOR including statements of cash flow. If the LESSEE is a publicly traded corporation it shall supply LESSOR, on a quarterly basis, with its 10Q filings.

             (b) The LESSOR reserves the right to assign or transfer any and all of its right, title and interest under the Lease, including but not limited to the benefit of all covenants of the LESSEE hereunder. Notwithstanding anything contained in this Lease to the contrary, it is specifically understood and agreed that the obligations imposed upon the LESSOR hereunder shall be binding upon the LESSOR's and LESSOR's successors in interest only with respect to breaches occurring during LESSOR's and LESSOR's successors' ownership of LESSOR's interest hereunder and LESSOR and its said successors in interest shall not be liable for acts and occurrences arising from and after the transfer of their interest as LESSOR hereunder.

             (c) This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, as the same may from time to time exist.

             (d) This Lease contains all of the agreements of the parties with respect to the subject matter thereof and supersedes all prior oral and written negotiations and dealings between them with respect to such subject matter. The agreement of the parties contained in this Lease shall not be modified or amended unless such modification or amendment is in writing and signed by the parties.

             (e) The LESSEE acknowledges that LESSEE has not been influenced to enter into this Lease nor has it relied upon any warranties or representations not set forth or incorporated in this Lease or previously made in writing.

     IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 28th day of March, 1997.


LESSOR:
OLD CAMBRIDGE PROPERTY LLC



BY: /s/ Allan R. Jones                            /s/ Rosalie M. Famolau
    ---------------------------------             ---------------------------
    NAME:   ALLAN R. JONES                        WITNESS
    OFFICE: PRESIDENT
            CAMBRIDGE F.A. INC.
            MANAGING MEMBER





LESSEE:
MILLENNIUM PHARMACEUTICALS INC.



BY: /s/ Mark Levin                                /s/ James Burke
    ---------------------------------             ---------------------------
    NAME:   Mark Levin                              WITNESS
    OFFICE: PRESIDENT
    HEREUNTO DULY AUTHORIZED



BY: /s/ Peter Courossi                            /s/ James Burke
    ---------------------------------             ---------------------------
    NAME:   Peter Courossi                          WITNESS
    OFFICE: TREASURER
    HEREUNTO DULY AUTHORIZED

                              ONE KENDALL SQUARE
       [LOGO]             17,532 RENTABLE SQUARE FEET
                         AVAILABLE IMMEDIATELY FOR LEASE
                 FIRST CLASS LABORATORY/BIOTECH/RESEARCH SPACE

                       [FLOOR PLAN OF ONE KENDALL SQUARE]



Building 200
Ground Floor                                                         17,532 RSF

LOCATION:                                         FEATURES:

One Kendall Square                                / / General research includes multiple chemical
Building 200                                          fume hoods, full utility supply, two walk-in cold rooms
Cambridge, MA                                         ample bench space, access to covered loading.

ONE KENDALL SQUARE FEATURES:                      / / Animal suite with independent ventilation, surgery,
                                                      wash and storage capacities.

/ / Seven Restaurants                             / / Tissue suite includes NMR, clean and dark rooms,
                                                      independent ventilation, and glasswash/sterilization
                                                      facilities.
/ / Goldwyn/Landmark's Nice-Screen Kendall Square
    Cinema

/ / Bright Horizons Day Care Center               / / Large office areas include conference/board room
                                                      lunch room with outdoor terrace and ample glass wall
                                                      partitioning.

/ / 1500 Car Parking Garage

/ / Assorted Retail Shops Including               / / Lab/research neighbors include Genzyme
    Mail Boxes Etc. and Sir Speedy Printers.          Corporation, Whitehead Institute Human Genome
                                                      Project, CNS Research, Shriners Hospitals, Exelixis
                                                      Myco Pharmaceuticals and others.





                            Owner and Leasing Agent:
                              The Athenaeum Group
                                215 First Street
                              Cambridge, MA 02142

                              For More Information
                               Or A Tour Contact:
                                  Allan Jones
                                  617 492-2155
                               fax: 617 492-3729

                                                                      EXHIBIT B
                                   "THE LOT"



                            [MAP OF KENDALL SQUARE]



ONE KENDALL SQUARE                                                 MASTER PLAN
CAMBRIDGE, MASSACHUSETTS                                         SEPTEMBER 1997